UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2025

Rigel Resource Acquisition Corp

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41022	98-1594226
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Bryant Park 1045 Avenue of the Americas, Floor 25 New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

(646) 453-2672

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
None	None	None

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 28, 2025, shareholders of Rigel Resource Acquisition Corp (the “Company”) held an extraordinary general meeting of its shareholders (the “Meeting”) for the following purposes:

●	to authorize, approve, ratify and confirm in all respects, by an ordinary resolution, the Company’s entry into the Business Combination Agreement, dated as of March 11, 2024, by and among the Company, Blyvoor Gold Resources Proprietary Limited, a South African private limited liability company (“Aurous Gold”), Blyvoor Gold Operations Proprietary Limited, a South African private limited liability company (“Gauta Tailings” and, together with Aurous Gold, the “Target Companies,” each, a “Target Company”), Aurous Resources (f/k/a RRAC NewCo), a Cayman Islands exempted company (“Aurous Resources”), and RRAC Merger Sub, a Cayman Islands exempted company and wholly owned subsidiary of Aurous Resources (“Merger Sub”) (as may be amended from time to time, the “Business Combination Agreement”), a copy of which is attached to the Company’s definitive proxy statement/prospectus relating to the Meeting filed by the Company with the Securities and Exchange Commission on January 15, 2025 (the “Proxy Statement”) as Annex A, as amended by the Omnibus Amendment, dated as of December 20, 2024, a copy of which is attached to the Proxy Statement as Annex A-1, pursuant to which, among other things, the Company will merge with and into Merger Sub, with Merger Sub surviving the merger as a wholly owned subsidiary of Aurous Resources (the “Business Combination”), in accordance with the terms and subject to the conditions of the Business Combination Agreement (the “Business Combination Proposal”);

●	to authorize, approve, ratify and confirm in all respects, by a special resolution, the Plan of Merger, by and among the Company and Merger Sub, substantially in the form attached to the Proxy Statement as Annex B (including the annexures thereto, the “Plan of Merger”) and all the undertaking, property and liabilities of the Company vest in Merger Sub by virtue of such merger pursuant to the Companies Act (as amended) of the Cayman Islands, the merger of the Company with and into Merger Sub with Merger Sub surviving the merger, and the Company’s entry into the Plan of Merger (the “Merger Proposal”);

●	to adopt, ratify, approve and confirm in all respects, by an ordinary resolution, the 2024 Equity Incentive Plan, a copy of which is attached to the Proxy Statement as Annex C and any form award agreement thereunder (the “Equity Incentive Plan Proposal” and together with the Business Combination Proposal and the Merger Proposal, the “Proposals”); and

●	to adjourn, by an ordinary resolution, the Meeting to a later date or dates, if necessary, to be determined by the Rigel Board (as defined in the Proxy Statement) (i) to ensure that any supplement or amendment to the Proxy Statement is provided to Rigel’s shareholders, (ii) in order to solicit additional proxies from Rigel’s shareholders in favor of any of the other Proposals being presented or (iii) only with the prior written consent of the Target Companies, for the purposes of satisfying the Available Cash Condition (as defined in the Proxy Statement)(the “Adjournment Proposal”).

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On January 10, 2025, the record date for the Extraordinary General Meeting (the “Record Date”), there were 7,129,558 Class A Ordinary Shares and 7,500,000 Class B Ordinary Shares issued and outstanding. At the Meeting, there were 11,516,570 ordinary shares of the Company voted by proxy or in person, which constituted a quorum of the ordinary shares of the Company entitled to vote on the Business Combination Proposal, the Merger Proposal, the Equity Incentive Plan Proposal and the Adjournment Proposal. The results for each matter were as follows:

●	the Business Combination Proposal was approved, having received the affirmative votes of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting:

For	Against	Abstain	Broker Non-Votes
11,350,584	165,986	0	N/A

●	the Merger Proposal was approved, having received the affirmative votes of the holders of at least two-thirds of the ordinary shares represented in person or by proxy and entitled to vote thereon and who voted at the Meeting:

For	Against	Abstain	Broker Non-Votes
11,350,584	165,986	0	N/A

●	the Equity Incentive Plan Proposal was approved, having received the affirmative votes of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting:

For	Against	Abstain	Broker Non-Votes
10,830,008	686,562	0	N/A

As there were sufficient votes to approve the Business Combination Proposal, the Merger Proposal and the Equity Incentive Plan Proposal, the Adjournment Proposal was not presented to the Company’s shareholders.

Item 8.01.	Other Events.

In connection with the Meeting, shareholders holding 6,369,522 Class A Ordinary Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. The Company intends to consummate the Business Combination as soon as possible, subject to the satisfaction or waiver of all other closing conditions, and may accept reversals of redemption requests prior to the closing of the Business Combination. In addition to the Available Cash Condition (as defined in the Proxy Statement), the completion of the Business Combination is conditioned on the satisfaction or waiver of certain other closing conditions that are not within Rigel’s, Aurous Resources’ or the Target Companies’ control, including, among other things, (i) receipt of approval for listing on the Nasdaq Stock Market LLC (“NASDAQ”) of the Aurous Resources ordinary shares and Aurous Resources public warrants to be issued in connection with the transactions contemplated by the Business Combination Agreement and (ii) receipt of certain required regulatory approvals, including by the Financial Surveillance Department of the South African Reserve Bank, that have yet to be obtained. The parties to the Business Combination Agreement may not satisfy all of the conditions to the closing in the Business Combination Agreement and, accordingly, the transactions contemplated therein may not be completed. If the closing conditions are not satisfied or waived, the Business Combination will not occur.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s, Aurous Resources’, or the Target Companies’ future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These statements are based on various assumptions and on the current expectations of the Company, the Target Companies or Aurous Resources, as applicable, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor or other person as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions.

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These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, the Target Companies and their management, and Aurous Resources and its management, as the case may be, are inherently uncertain. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination; (2) the outcome of any legal proceedings that may be instituted against the Company, the Target Companies, Aurous Resources or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete or delays in completing the Business Combination due to the failure of the Company, the Target Companies or Aurous Resources, to obtain financing to complete the Business Combination, to obtain regulatory approvals, or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet the listing standards of NASDAQ or any other stock exchange following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Target Companies as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Target Companies to grow and manage growth profitably, maintain relationships with customers and suppliers and retain their management and key employees; (8) transaction costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Target Companies may be adversely affected by other economic, business and/or competitive factors; (11) the Target Companies’ estimates of their financial or operational performance; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” in the Proxy Statement and the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. In addition, forward-looking statements reflect the Target Companies’, the Company’s or Aurous Resources’ expectations, plans or forecasts of future events and views as of the date of this Current Report. The Target Companies, Aurous Resources, and the Company anticipate that subsequent events and developments will cause these assessments to change. However, while the Target Companies and/or the Company and/or Aurous Resources may elect to update these forward-looking statements at some point in the future, each of the Target Companies, Aurous Resources, and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Target Companies’, Aurous Resources’, nor the Company’s assessments as of any date subsequent to the date of this Current Report.

Important Information for Investors

In connection with the Business Combination, the Company, Aurous Resources, and the Target Companies have filed with the SEC a registration statement on Form F-4 (as amended, the “Registration Statement”). The Registration Statement has been declared effective and the Company has mailed the definitive proxy statement/prospectus relating to the Business Combination to its shareholders. The Registration Statement, including the definitive proxy statement/prospectus contained therein, contains important information about the Business Combination and the other matters to be voted on at the meeting of the shareholders. This Current Report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Target Companies, Aurous Resources and the Company may also file other documents with the SEC regarding the Business Combination. The Company’s shareholders and other interested persons are advised to read the Registration Statement, the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials contain important information about the Target Companies, Aurous Resources, the Company and the Business Combination. Shareholders are also able to obtain copies of the Proxy Statement and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov.

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No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of the Target Companies, the Company, Aurous Resources or any of their respective affiliates (the “Securities”). No offering of Securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of Securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States, South Africa or any other jurisdiction has in any way passed upon the merits of the transaction or the accuracy or adequacy of this communication. In South Africa, no Securities will be offered to any person other than selected investors falling within one of the specified categories listed in section 96(1)(a) or (b) of the Companies Act, 2008 (as amended, “South African Companies Act”) to whom the offer will be specifically addressed and as such there will not be any “offer to the public”, as envisaged in Chapter 4 of the South African Companies Act. Accordingly, no prospectus has been filed or will be filed with the South African Companies and Intellectual Property Commission in respect of the transactions contemplated in this Current Report. Additionally, no Securities will be offered to the “general public” as contemplated in the Banks Act, 1990 (as amended, “South African Banks Act”) or the exemption notice published in terms of the Banks Act under Government Notice 2172 in Government Gazette 16167 of 14 December 1994.

No Securities will be offered to a South African “resident” (as defined in the Exchange Control Regulations, 1961 (as amended, “South African Exchange Control Regulations”) promulgated pursuant to the Currency and Exchange Act, 1933) other than in strict compliance with the Exchange Control Regulations.

This communication does not constitute nor form a part of any offer or an invitation or solicitation or advertisement to purchase and/or subscribe for Securities in South Africa, including an offer to the public for the sale of, or subscription for, or an invitation or the solicitation of an offer to buy and/or subscribe for any Securities (whether pursuant to this announcement or otherwise) in South Africa, including an offer to the public or section of the public in South Africa of securities as defined in the South African Companies Act.

The communication constitutes factual, objective information about the Target Companies, the Company, and Aurous Resources and nothing contained herein should be construed as constituting any form of investments advice or recommendation, guidance or proposal of a financial nature as contemplated in the South African Financial Advisory and Intermediary Services Act, 2002, as amended, in respect of the Target Companies, the Company, and Aurous Resources or any transaction in relation thereto. The contents of this communication must not be construed as constituting the canvassing for, or marketing or advertising of, financial services by the Target Companies, the Company, and Aurous Resources and/or their representatives and advisors in South Africa

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGEL RESOURCE ACQUISITION CORP

Date: February 28, 2025	By:	/s/ Jonathan Lamb
	Name:	Jonathan Lamb
	Title:	Chief Executive Officer

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